UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       July 21, 2005
                                                      --------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-13703                                          13-3995059
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(Commission File Number)                       (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                  73131
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

           On July 21, 2005, Six Flags, Inc. (the "Company") entered into severance agreements with certain of its employees, including James M. Coughlin, General Counsel, and Hue Eichelberger and Thomas J. Iven, each an Executive Vice President. A copy of the form of agreement is attached as Exhibit 10.1 to this report and incorporated herein by reference.

           Under the terms of the agreements, each employee is entitled to a cash severance payment equal to the sum of one year of base salary at the employee's highest annual base salary rate in effect at any time on or after July 21, 2005 through the termination of his or her employment and the employee's annual bonus for the most recent fiscal year ending prior to such termination. The payment is only due if both of the following occur: (a) a change in effective control (as defined in the agreement) of the Company and (b) the termination of such employee`s employment by the Company without cause, or by the employee for good reason, within eighteen months following such a change in effective control (or prior to such a change in effective control if done in anticipation of such change). In addition, in the event the foregoing conditions are met, the agreements provide for continuing coverage under the Company's health plans and life insurance policies, if applicable, for one year commencing on the employee's termination date.

           The term of the agreements expires on December 31, 2007. However, the agreements remain in effect for a period of two years following the occurrence of a change in effective control. Please refer to Exhibit 10.1 hereto for the complete terms of the agreements.


Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         10.1     Form of Employee Severance Agreement.



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SIX FLAGS, INC.

                                      By: /s/ James F. Dannhauser
                                          -----------------------------------
                                          Name: James F. Dannhauser
                                          Title: Chief Financial Officer


Date: July 22, 2005
























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
                                  EXHIBIT INDEX

Exhibit No.          Description
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10.1                 Form of Employee Severance Agreement, dated July 21, 2005.






























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